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                                                                    EXHIBIT 10.9



                               AMENDMENT NO. 1 TO
                 RESTATED ORBCOMM SYSTEM CONSTRUCTION AGREEMENT

         This Amendment No. 1 to Restated ORBCOMM System Construction Agreement is made and entered into as of the 1st day of July, 1996 by and between Orbital Communications Corporation ("ORBCOMM") and ORBCOMM Global, L.P. ("ORBCOMM Global").


                              W I T N E S S E T H

         WHEREAS, ORBCOMM and ORBCOMM Global previously entered into the Restated ORBCOMM System Construction Agreement dated as of September 12, 1995 (the "System Construction Agreement"); and

         WHEREAS, ORBCOMM and ORBCOMM Global wish to amend the System Construction Agreement to clarify certain terms and conditions with respect to operation of the ORBCOMM System;

         NOW THEREFORE, the parties agree as follows:


SECTION 1. Terms used but not otherwise defined herein shall have the meanings assigned thereto in the System Construction Agreement.


SECTION 2. Section 2.2(c) of the System Construction Agreement is hereby deleted in its entirety and replaced with the following:

                 (c) ORBCOMM Global is hereby granted the right to manage and operate the ORBCOMM System on behalf of ORBCOMM, and ORBCOMM Global shall provide ORBCOMM management and operational services, including the performance of tracking, telemetry and control functions, with respect to the ORBCOMM System, all subject to the oversight, supervision and control of ORBCOMM. Notwithstanding any provision in this Agreement to the contrary, ORBCOMM and ORBCOMM Global acknowledge and agree (i) that ORBCOMM is in sole control of the FCC Experimental Licenses, the FCC license with respect to the ORBCOMM System granted to ORBCOMM on October 20, 1994, the FCC license with respect to the U.S. Earth stations granted to ORBCOMM on May 17, 1995 and June 12, 1995 and the FCC license with respect to provision of service using the ORBCOMM System to up to 200,000 Subscriber Communicators granted to ORBCOMM on June 12, 1995 (collectively, the "FCC Authorizations") and the ORBCOMM System (ii) that ORBCOMM is required by FCC regulations to be in sole control so long as it is the licensee under the FCC Authorizations and accordingly, has the right, among
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         other things, to order the discontinuance of operations to avoid any violations of FCC rules and regulations and the right to unfettered access to all facilities, sites and equipment used in the operation of the ORBCOMM System. ORBCOMM Global further acknowledges and agrees that ORBCOMM has ultimate control over all decisions affecting the ORBCOMM System including, but not limited to, employment, supervision and dismissal of personnel, notwithstanding any other provision of the any of the Definitive Agreements. ORBCOMM Global shall assist ORBCOMM in complying with all applicable Federal, state and local rules and regulations regarding operation of the ORBCOMM System, including all FCC requirements set forth in any of the FCC Authorizations.


         IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Restated ORBCOMM System Construction Agreement to be executed as of the day and year first above written.



                         ORBCOMM GLOBAL, L.P.

                         By:  Orbital Communications Corporation,
                                 General Partner



                         By:   /s/ ALAN L. PARKER
                            ---------------------------------------
                            Name:  Alan L. Parker
                            Title:  President

                         By:  Teleglobe Mobile Partners,
                                 General Partner

                         By:  Teleglobe Mobile Investment Inc.,
                                 its Managing Partner


                         By:   /s/ GUTHRIE J. STEWART
                            ---------------------------------------
                            Name:   Guthrie J. Stewart
                            Title: Chairman of the Board and
                                   Chief Executive Officer





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                         ORBITAL COMMUNICATIONS CORPORATION



                         By:  /s/ ALAN L. PARKER
                            --------------------------------------
                         Name:  Alan L. Parker
                         Title: President



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